Capital management (Tables)	12 Months Ended
Mar. 31, 2019
Capital management
Summary of debt ratio information

	March 31,
	2018	2019
Interest bearing loans and borrowings (Note 32)	851,829	1,176,405
Less: cash and cash equivalents (Note 28)	(2,465,073)	(2,161,014)
Net debt	(1,613,244)	(984,609)

Share warrants (Note 36)	1,914,604	383,793
Equity	(224,918)	2,359,749
Total Equity	1,689,686	2,743,542

Gearing ratio (Net debt / total equity + net debt)	(2110.39)%	(55.98)%